SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 21, 1998


                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    INDIANA
                 (State or other jurisdiction of incorporation)


             0-22048                                    35-1817634
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

            Post Office Box 1903
            2703 College Avenue
             Goshen, Indiana                              46526
    (Address of principal executive offices)            (Zip Code)

                                 (219) 533-1105
                Registrant's telephone number, including zip code


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Item 4.  Changes in Registrant's Certifying Accountants

On July 21, 1998, Starcraft  Corporation (the "Company") received a letter dated
July  17,  1998,  from  Ernst  &  Young  LLP   terminating  the   client-auditor
relationship between Starcraft Corporation and Ernst & Young LLP.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for the fiscal years ended September 28, 1997 and September 29, 1996, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in its report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 24, 1998 is filed as Exhibit 16 to this Form 8-K.

The Company has engaged Crowe, Chizek and Company LLP as its independent auditors effective July 27, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          STARCRAFT CORPORATION


July 24, 1998                            By: /s/ Michael H. Schoeffler
                                            --------------------------------
                                            Michael H. Schoeffler
                                            President, Chief Financial Officer